EXHIBIT 3.2

Ontario
Ministry of Consumer and Commercial Relations
Certificate
This is to certify that these articles are effective on
November 05 Novembre, 1999
--------------------------
Director/Directeur
Business Corporations Act/Loi sur les societes par actions

                                                   Ontario Corporation Number
                                                Numero de las societe en Ontario
                                                            1307808

                              ARTICLES OF AMENDMENT
                             STATUS DE MODIFICATION

Form 3
Business Corporations Act

1.    The name of the corporation is:
      Denomination sociale de la societe:

      TLC THE LASER CENTER INC.

2.    The name of the corporation is changed to (if applicable):
      Nouvelle denomination sociale de las societe (s'il y a lieu):

      TLC LASER EYE CENTERS INC.

3.    Date of incorporation/amalgamation:
      Date de la constitution ou de la fusion:

      1998/09/01
      (Year, Month, Day)
      (annee, mois, jour)

4.    The articles of the corporation are amended as follows:
      Les statuts de las societe sont modifies de la facon suivante:

      to change the name of the Corporation from TLC The Laser Center Inc. to TLC Laser Eye Centers Inc.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.
      La modification ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de las Loi sur les societes par actions

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on Les actionnaires ou les administrateurs (selon le cas) de la societe ont approuve la resolution autorisant la modification le

      1999/11/04
      (Year, Month, Day)
      (annee, mois, jour)

These articles are signed in duplicate. Les presents statuts sont signes en double exemplaire.


        TLC The Laser Center Inc.
-------------------------------------------
         (Name of Corporation)
   (Denomination sociale de la societe)


By/Par:        /s/ R. J. Kelly             General Counsel, Secretary
        --------------------------------------------------------------------
                  (Signature)                (Description of Office)
                  (Signature)                        (Fonction)


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